EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC File No. 333-15399) and the Registration Statements on Form S-3 (SEC File Nos. 333-67490, 333-63938, 333-57772 and 333-113179) of
our report dated May 18, 2005, relating to the consolidated financial statements of Semotus Solutions, Inc. and subsidiaries which appears in the Annual Report on Form 10-KSB.





/S/ LL BRADFORD & COMPANY, LLC